SUPPLEMENTAL INFORMATION

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2018 AND 2017

WASHINGTON PRIME GROUP®

SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

CONSOLIDATED STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017

Revenue:
Minimum rent (see components on page 4)	$123,221	$126,895	$492,169	$516,386
Overage rent	4,062	3,297	9,313	9,115
Tenant reimbursements	45,976	49,140	191,319	208,290
Other income (see components on page 4)	11,062	7,905	30,504	24,331
Total revenues	184,321	187,237	723,305	758,122

Expenses:
Property operating	(38,237)	(37,023)	(148,433)	(146,529)
Real estate taxes	(21,385)	(19,956)	(86,665)	(89,617)
Advertising and promotion	(3,184)	(2,568)	(9,070)	(9,107)
Total recoverable expenses	(62,806)	(59,547)	(244,168)	(245,253)
Depreciation and amortization	(61,696)	(59,226)	(257,796)	(258,740)
Provision for credit losses	(1,372)	(788)	(5,826)	(5,068)
General and administrative	(9,121)	(8,865)	(39,090)	(34,892)
Ground rent	(197)	(174)	(789)	(2,438)
Impairment loss	—	(37,524)	—	(66,925)
Total operating expenses	(135,192)	(166,124)	(547,669)	(613,316)

Interest expense, net	(36,360)	(28,428)	(141,987)	(126,541)
Gain (loss) on disposition of interests in properties, net	4,494	(665)	24,602	124,771
Gain on extinguishment of debt, net	51,395	69,358	51,395	90,579
Income and other taxes	(673)	(421)	(1,532)	(3,417)
Income from unconsolidated entities, net	851	2,176	541	1,395

Net income	68,836	63,133	108,655	231,593
Net income attributable to noncontrolling interests	10,321	9,460	15,051	34,530
Net income attributable to the Company	58,515	53,673	93,604	197,063
Less: Preferred share dividends	(3,508)	(3,508)	(14,032)	(14,032)
Net income attributable to common shareholders	$55,007	$50,165	$79,572	$183,031

Earnings per common share, basic and diluted	$0.29	$0.27	$0.42	$0.98

SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	December 31,	December 31,
	2018	2017
Assets:
Investment properties at cost	$5,879,637	$5,761,714
Construction in progress	35,068	46,046
	5,914,705	5,807,760
Less: accumulated depreciation	2,283,764	2,139,620
	3,630,941	3,668,140

Cash and cash equivalents	42,542	52,019
Tenant receivables and accrued revenue, net (see components on page 3)	85,463	90,314
Investment in and advances to unconsolidated entities, at equity	433,207	451,839
Deferred costs and other assets (see components on page 3)	169,135	189,095
Total assets	$4,361,288	$4,451,407

Liabilities:
Mortgage notes payable	$983,269	$1,157,082
Notes payable	982,697	979,372
Unsecured term loans	685,509	606,695
Revolving credit facility	286,002	154,460
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	253,862	264,998
Distributions payable	2,992	2,992
Cash distributions and losses in unconsolidated entities, at equity	15,421	15,421
Total liabilities	3,209,752	3,181,020

Redeemable noncontrolling interests	3,265	3,265

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	104,251
Series I Cumulative Redeemable Preferred Stock	98,325	98,325
Common stock	19	19
Capital in excess of par value	1,247,639	1,240,483
Accumulated deficit	(456,924)	(350,594)
Accumulated other comprehensive income	6,400	6,920
Total stockholders' equity	999,710	1,099,404
Noncontrolling interests	148,561	167,718
Total equity	1,148,271	1,267,122
Total liabilities, redeemable noncontrolling interests and equity	$4,361,288	$4,451,407

SUPPLEMENTAL INFORMATION | 2

SUPPLEMENTAL BALANCE SHEET DETAIL
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	December 31,	December 31,
	2018	2017

Tenant receivables and accrued revenue, net:
Straight-line receivable	$38,874	$35,591
Tenant receivable	13,430	12,875
Allowance for doubtful accounts, net	(9,206)	(6,892)
Unbilled receivables and other	42,365	48,740
Total	$85,463	$90,314

Deferred costs and other assets:
Deferred leasing and corporate improvements, net	$74,260	$79,079
In place lease intangibles, net	38,453	46,627
Acquired above market lease intangibles, net	18,827	24,254
Mortgage and other escrow deposits	18,542	18,182
Prepaids, notes receivable and other assets, net	19,053	20,953
Total	$169,135	$189,095

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$156,685	$158,450
Below market lease intangibles, net	66,651	77,871
Deferred revenues and deposits	30,526	28,677
Total	$253,862	$264,998

SUPPLEMENTAL INFORMATION | 3

COMPONENTS OF MINIMUM RENTS, OTHER INCOME AND CORPORATE OVERHEAD
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017

Components of Minimum Rents:
Base rent	$114,559	$117,712	$460,764	$487,023
Mark-to-market adjustment	995	978	8,971	7,323
Straight-line rents	475	1,123	3,629	2,122
Temporary tenant rents	7,192	7,082	18,805	19,918
Total Minimum Rents	$123,221	$126,895	$492,169	$516,386

Components of Other Income:
Sponsorship and other ancillary property income	$4,707	$4,412	$10,275	$9,848
Fee income	2,483	2,136	9,527	7,906
Lease termination income	1,236	315	3,457	3,492
Other	2,636	1,042	7,245	3,085
Total Other Income	$11,062	$7,905	$30,504	$24,331

Components of Corporate Overhead:
General & administrative	$9,121	$8,865	$39,090	$34,892
Internal corporate overhead allocated to operating expense	5,707	4,897	21,541	20,263
Total Corporate Overhead	$14,828	$13,762	$60,631	$55,155

SUPPLEMENTAL INFORMATION | 4

RECONCILIATION OF FUNDS FROM OPERATIONS
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
Funds from Operations ("FFO"):
Net income	$68,836	$63,133	$108,655	$231,593
Less: Preferred dividends and distributions on preferred operating partnership units	(3,568)	(3,568)	(14,272)	(14,272)
Real estate depreciation and amortization, including joint venture impact	70,821	68,310	295,900	292,748
Noncontrolling interests portion of depreciation and amortization	(35)	(27)	(35)	(27)
Net income attributable to noncontrolling interest holders in properties	(76)	(68)	(76)	(68)
(Gain) loss on disposition of interests in properties, net including impairment loss	(1,598)	38,189	(3,353)	(57,846)
FFO	$134,380	$165,969	$386,819	$452,128

Adjusted Funds from Operations:
FFO	$134,380	$165,969	$386,819	$452,128
Gain on extinguishment of debt, net of default interest	(50,422)	(69,358)	(50,422)	(90,579)
Adjusted FFO	$83,958	$96,611	$336,397	$361,549

Weighted average common shares outstanding - diluted	223,145	222,036	223,004	221,976

FFO per diluted share	$0.60	$0.75	$1.73	$2.04
Total adjustments	$(0.22)	$(0.31)	$(0.22)	$(0.41)
Adjusted FFO per diluted share	$0.38	$0.44	$1.51	$1.63

Non-cash items included in FFO:
Non-cash stock compensation expense	$2,012	$1,587	$8,322	$6,402
Straight-line adjustment as an increase to minimum rents (1)	$791	$1,873	$4,945	$4,134
Straight-line and fair market value adjustment recorded as an increase to ground lease expense (1)	$556	$387	$2,232	$1,702
Fair value of debt amortized as a decrease to interest expense (1)	$952	$979	$3,971	$4,855
Loan fee amortization and bond discount (1)	$1,798	$1,849	$8,436	$7,043
Mark-to-market/inducement adjustment as a net increase to base rents (1)	$1,647	$1,904	$12,173	$11,569
Non-real estate depreciation (1)	$2,402	$2,523	$9,814	$9,681
Hedge ineffectiveness as a decrease to interest expense (2)	$—	$219	$—	$295

(1) Includes the pro-rata share of the joint venture properties.
(2) On January 1, 2018, the Company adopted accounting policy ASU 2017-12 that eliminates the requirement to separately measure and record hedge ineffectiveness.

SUPPLEMENTAL INFORMATION | 5

RECONCILIATION OF NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2018	2017	Variance $		2018	2017	Variance $

Reconciliation of Comp NOI to Net Income:
Net Income	$68,836	$63,133	$5,703		$108,655	$231,593	$(122,938)

Income from unconsolidated entities	(851)	(2,176)	1,325		(541)	(1,395)	854
Income and other taxes	673	421	252		1,532	3,417	(1,885)
Gain on extinguishment of debt, net	(51,395)	(69,358)	17,963		(51,395)	(90,579)	39,184
(Gain) loss on disposition of interests in properties, net	(4,494)	665	(5,159)		(24,602)	(124,771)	100,169
Interest expense, net	36,360	28,428	7,932		141,987	126,541	15,446
Operating Income	49,129	21,113	28,016		175,636	144,806	30,830

Depreciation and amortization	61,696	59,226	2,470		257,796	258,740	(944)
General and administrative	9,121	8,865	256		39,090	34,892	4,198
Impairment loss	—	37,524	(37,524)		—	66,925	(66,925)
Fee income	(2,483)	(2,136)	(347)		(9,527)	(7,906)	(1,621)
Management fee allocation	152	45	107		157	612	(455)
Pro-rata share of unconsolidated joint ventures in comp NOI	18,893	18,926	(33)		73,109	58,197	14,912
Property allocated corporate expense	3,833	3,484	349		14,591	13,683	908
Non-comparable properties and other (1)	(3,536)	(573)	(2,963)		(7,644)	(1,464)	(6,180)
NOI from sold properties	(274)	(2,246)	1,972		(5,387)	(16,143)	10,756
Termination income	(1,236)	(315)	(921)		(3,457)	(3,492)	35
Straight-line rents	(475)	(1,123)	648		(3,629)	(2,122)	(1,507)
Ground lease adjustments for straight-line and fair market value	12	15	(3)		50	65	(15)
Fair market value and inducement adjustments to base rents	(991)	(972)	(19)		(8,952)	(7,290)	(1,662)
Less: noncore properties (2)	(1,797)	(2,344)	547		(6,613)	(8,300)	1,687

Comparable NOI - core properties	$132,044	$139,489	$(7,445)		$515,220	$531,203	$(15,983)
Comparable NOI percentage change - core properties			-5.3%				-3.0%

(1) Represents an adjustment to remove the NOI amounts from properties not owned and operated in all periods presented, certain non-recurring expenses (such as hurricane related expenses), as well as material insurance proceeds and other non-recurring income received in the periods presented. This also includes adjustments related to the rents from the outparcels sold to Four Corners.

(2) NOI from the noncore properties held in each period presented.

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2018	2017	Variance $	Variance %	2018	2017	Variance $	Variance %
Comparable Property Net Operating Income (Comp NOI)
Revenue:
Minimum rent	$137,057	$138,077	$(1,020)	-0.7%	$535,916	$537,308	$(1,392)	-0.3%
Overage rent	5,125	4,259	866	20.3%	11,502	10,686	816	7.6%
Tenant reimbursements	52,228	54,051	(1,823)	-3.4%	215,067	221,811	(6,744)	-3.0%
Other	5,125	5,147	(22)	-0.4%	12,797	11,745	1,052	9.0%
Total revenue	199,535	201,534	(1,999)	-1.0%	775,282	781,550	(6,268)	-0.8%

Expenses:
Recoverable expenses - operating	(40,235)	(38,153)	(2,082)	-5.5%	(151,622)	(145,075)	(6,547)	-4.5%
Recoverable expenses - real estate taxes	(23,791)	(22,158)	(1,633)	-7.4%	(96,788)	(95,546)	(1,242)	-1.3%
Provision for credit losses	(2,227)	(555)	(1,672)	-301.3%	(6,794)	(5,066)	(1,728)	-34.1%
Ground rent	(1,238)	(1,179)	(59)	-5.0%	(4,858)	(4,660)	(198)	-4.2%
Total operating expenses	(67,491)	(62,045)	(5,446)	-8.8%	(260,062)	(250,347)	(9,715)	-3.9%

Comp NOI - Excluding noncore properties	$132,044	$139,489	$(7,445)	-5.3%	$515,220	$531,203	$(15,983)	-3.0%

Comp NOI - Core enclosed retail properties	$100,442	$104,874	$(4,432)	-4.2%	$384,468	$398,253	$(13,785)	-3.5%
Comp NOI - Open air properties	$31,602	$34,615	$(3,013)	-8.7%	$130,752	$132,950	$(2,198)	-1.7%

SUPPLEMENTAL INFORMATION | 6

SUMMARY OF DEBT
Washington Prime Group Inc.
(dollars in thousands)

	Total Debt as of 12/31/2018	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2018	Total Debt as of 12/31/2017	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2017	Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate

Consolidated debt:					Total debt, including WPG share of unconsolidated entities:
Mortgage debt
Fixed	$915,276	$915,276	$1,000,936	$1,000,936	2019	$48,406	7.5%			$48,406	7.5%
Variable	65,000	65,000	151,500	151,500	2020	106,810	5.9%	$250,000	3.9%	356,810	4.5%
Debt issuance costs	(2,771)	(2,771)	(3,692)	(3,692)	2021	359,497	4.7%	—		359,497	4.7%
Fair value debt adjustments	5,764	5,764	8,338	8,338	2022	132,284	4.4%	640,000	4.0%	772,284	4.0%
Total mortgage debt	983,269	983,269	1,157,082	1,157,082	2023	62,835	4.7%	340,000	3.5%	402,835	3.7%
					2024	342,762	5.2%	750,000	6.0%	1,092,762	5.7%
Unsecured debt					2025	343,587	3.7%	—		343,587	3.7%
Credit facility	290,000	290,000	155,000	155,000	2026	12,577	4.3%	—		12,577	4.3%
Term loans	690,000	690,000	610,000	610,000	2027	194,465	4.3%	—		194,465	4.3%
Bonds payable	1,000,000	1,000,000	1,000,000	1,000,000	2028	—	0.0%	—		—	0.0%
Debt issuance costs & discounts	(25,792)	(25,792)	(24,473)	(24,473)	2029	—	0.0%	—		—	0.0%
Total unsecured debt	1,954,208	1,954,208	1,740,527	1,740,527	Thereafter	2,017	4.7%	—		2,017	4.7%
					Fair value,debt issuance cost, and debt discount adjustments	5,914		(25,792)		(19,878)
Total consolidated debt	$2,937,477	$2,937,477	$2,897,609	$2,897,609	Total debt	$1,611,154	4.7%	$1,954,208	4.7%	$3,565,362	4.7%

Unconsolidated debt:					(1) Includes extension options
Mortgage loans payable	$1,287,229	$624,964	$1,294,639	$636,379
Debt issuance costs	(4,962)	(2,451)	(5,771)	(2,871)	Total consolidated debt:
Fair value debt adjustments	10,534	5,372	13,275	6,770	Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate
Total unconsolidated debt	$1,292,801	$627,885	$1,302,143	$640,278

Total debt:	$4,230,278	$3,565,362	$4,199,752	$3,537,887

	% of Total Debt as of 12/31/18	Our Share of Total Debt as of 12/31/18	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity	2019	$48,406	7.5%			$48,406	7.5%
					2020	81,794	5.7%	$250,000	3.9%	331,794	4.3%
					2021	318,815	4.6%	—		318,815	4.6%
Consolidated debt:					2022	132,284	4.4%	640,000	4.0%	772,284	4.0%
Fixed	85%	$2,490,966	4.9%	4.1	2023	56,215	4.7%	340,000	3.5%	396,215	3.7%
Variable	15%	446,511	3.9%	3.8	2024	342,762	5.2%	750,000	6.0%	1,092,762	5.7%
Total Consolidated	100%	$2,937,477	4.8%	4.1	Fair value,debt issuance cost, and debt discount adjustments	2,993		(25,792)		(22,799)
					Total debt	$983,269	5.0%	$1,954,208	4.7%	$2,937,477	4.8%
Unconsolidated debt:
Fixed	99%	$621,265	4.1%	6.5	(1) Includes extension options
Variable	1%	6,620	5.0%	4.0
Total Unconsolidated	100%	$627,885	4.1%	6.5

Total debt:
Fixed	87%	$3,112,231	4.8%	4.6
Variable	13%	453,131	4.0%	3.8
Total debt	100%	$3,565,362	4.7%	4.5

SUPPLEMENTAL INFORMATION | 7

EBITDAre AND KEY BALANCE SHEET METRICS
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
Calculation of EBITDAre:
Net income	$68,836	$63,133	$108,655	$231,593
Interest expense, net	36,360	28,428	141,987	126,541
Income and other taxes	673	421	1,532	3,417
Depreciation and amortization	61,696	59,226	257,796	258,740
(Gain) loss on disposition of interests in properties, net	(1,598)	665	(3,353)	(124,771)
Impairment loss	—	37,524	—	66,925
Pro-rata share of unconsolidated entities, net	17,457	18,924	72,501	65,908
EBITDAre (1)	183,424	208,321	579,118	628,353
Gain on debt extinguishment, net	(51,395)	(69,358)	(51,395)	(90,579)
Adjusted EBITDAre	$132,029	$138,963	$527,723	$537,774

	Bond Covenant Requirement (2)	As of December 31, 2018
Key Balance Sheet Metrics:		Ratio
Total indebtedness to Total assets	≤ 60%	51.2%
Secured indebtedness to Total assets	≤ 40%	17.0%
Consolidated EBITDA / Annual service charge	≥ 1.5x	2.78x
Total unencumbered assets / Total unsecured indebtedness	> 150%	208%

(1) EBITDAre is calculated consistent with the NAREIT definition.
(2) The covenants detailed are from the August 2017 Bond Offering.

SUPPLEMENTAL INFORMATION | 8

KEY GUIDANCE ASSUMPTIONS
Washington Prime Group Inc.
2019 Guidance

Fiscal Year 2019
Guidance
Earnings Expectations:
FFO per share, as adjusted - diluted (1)	$1.16 to $1.24
FFO per share, as adjusted - diluted - first quarter	$0.28 to $0.30

Underlying Assumptions to 2019 Guidance (1):
Comparable NOI growth for Tier 1 and Open Air (Core) properties- fiscal year 2019 (2) (3)	approximately (1.0) to (3.0)%
Corporate overhead and general and administrative expenses (excluded from property NOI) (4)	$70-$74 million
Non-cash adjustments for purchase accounting and straight line rents (3)	$13-$15 million
Assumed property sales	None
Assumed joint venture transactions	None
Assumed acquisition	None
Assumed lender transitions (guidance excludes any related gain from debt extinguishment)	1 to 3 properties
Gain from sale of outparcels (primarily relates to Four Corners transactions)	$15 to $17 million
Redevelopment spend (3)	$100 to $125 million
Recurring capital expenditures and deferred leasing costs	$55 to $65 million
Distributions per common share and units	$0.25 per diluted share quarterly

(1) Guidance excludes gains from debt extinguishment.
(2) Excludes NOI of approximately $39 to $43 million related to Tier 2 and noncore properties.
(3) Includes pro-rata share of joint venture properties

(4) Includes $2 million of Q1 2019 severance cost related to open air region leadership restructuring, as well as approximately $16 million of leasing costs that were previously deferred under prior accounting standard

SUPPLEMENTAL INFORMATION | 9

OPERATING METRICS
Washington Prime Group Inc.
As of December 31, 2018

PORTFOLIO SUMMARY

	Property Count	Leased Occupancy % (1)		Store Sales Per Square Foot for 12 Months Ended (1)		Store Occupancy Cost % (1)		% of Total Comp NOI for 12 Months Ended 12/31/18	NOI Growth for 12 Months Ended 12/31/18	Releasing Spreads 2018
		12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17

Open Air Properties	51	95.6%	95.8%					25.4%	-1.7%	-0.1%

Tier 1 -Enclosed retail properties	41	94.2%	93.3%	$399	$393	11.7%	12.3%	64.2%	-1.8%	-7.9%
Tier 2 -Enclosed retail properties	14	87.7%	87.7%	$286	$284	13.6%	14.0%	10.4%	-12.7%	-23.2%
Core Enclosed Retail Properties Subtotal	55	92.8%	92.0%	$377	$371	12.0%	12.6%	74.6%	-3.5%	-10.7%

Total Core Portfolio	106	93.9%	93.5%					100.0%	-3.0%	-8.8%

Tier 1 and Open Air (4)	92	94.9%	94.4%	$399	$393	11.7%	12.3%	89.6%	-1.7%	-6.3%

ENCLOSED RETAIL PROPERTY TIERS

TIER 1					TIER 2			NONCORE

Arbor Hills		Morgantown Mall			Anderson Mall			Towne West Square
Arboretum, The		Northtown Mall			Boynton Beach Mall			West Ridge Mall
Ashland Town Center		Northwoods Mall			Charlottesville Fashion Square (2)
Bowie Town Center		Oklahoma City Properties			Chautauqua Mall
Brunswick Square		Orange Park Mall			Indian Mound Mall
Clay Terrace		Paddock Mall			Lima Mall
Cottonwood Mall		Pearlridge Center			Lincolnwood Town Center (3)
Dayton Mall		Polaris Fashion Place			Maplewood Mall
Edison Mall		Port Charlotte Town Center			Muncie Mall (2)
Grand Central Mall		Scottsdale Quarter			New Towne Mall
Great Lakes Mall		Southern Hills Mall			Oak Court Mall
Irving Mall		Southern Park Mall			Rolling Oaks Mall
Jefferson Valley Mall		Southgate Mall			Seminole Towne Center (2)
Lindale Mall		The Outlet Collection | Seattle			Sunland Park Mall
Longview Mall		Town Center at Aurora
Malibu Lumber Yard		Town Center Crossing & Plaza
Mall at Fairfield Commons, The		Waterford Lakes Town Center
Mall at Johnson City, The		Weberstown Mall
Markland Mall		Westminster Mall
Melbourne Square		WestShore Plaza
Mesa Mall

(1) Metrics only include properties owned and managed as of December 31, 2018.
(2) Reclassified as noncore properties in 2019.
(3) Property will move from Tier 2 to Tier 1 in 2019.
(4) The store sales per square foot and store occupancy cost exclude Open Air Properties.
The debt yield on the Tier 2 encumbered properties is 11.9% on a trailing twelve NOI.

SUPPLEMENTAL INFORMATION | 10

LEASING RESULTS AND BASE RENT PSF
Washington Prime Group Inc.
Year-to-date through December 31, 2018

Leasing Results- Comparable Properties
No Exclusions

	2018 Year-to-Date						Change from Prior YTD
	New		Renewal		Total		Total
	# of Deals	Sqft	# of Deals	Sqft	# of Deals	Sqft	# of Deals	Sqft
Enclosed Retail Properties	208	1,089,117	644	2,387,535	852	3,476,652	-4%	14%
Open Air	69	276,437	89	438,409	158	714,846	-16%	-38%
Grand Total	277	1,365,554	733	2,825,944	1,010	4,191,498	-6%	0%

Leasing Results
Small Shop Deals for Enclosed Properties; Anchor and Small Shop Deals for Open Air

	Number	Square Feet			Base Rent PSF			Average Term			Tenant Allow.$(000)s		Tenant Allow. PSF
	of Leases	New	Renewal	Total	New	Renewal	Total	New	Renewal	Total	New	Renewal	New	Renewal
Core Enclosed Retail Properties	551	419,550	1,100,911	1,520,461	$28.12	$30.49	$29.84	6.5	3.5	4.4	$15,627	$5,345	$37.25	$4.86
Open Air Properties	139	266,801	400,824	667,625	$17.06	$16.91	$16.97	7.1	5.0	6.0	$6,018	$2,512	$22.55	$6.27
Subtotal	690	686,351	1,501,735	2,188,086	$23.82	$26.87	$25.91	6.7	3.7	4.7	$21,645	$7,857	$31.54	$5.23

Noncore Properties	9	1,509	21,899	23,408	$19.47	$19.67	$19.65	7.0	3.1	3.5	$10	$—	$6.63	$—

Total	699	687,860	1,523,634	2,211,494	$23.81	$26.77	$25.85	6.7	3.7	4.7	$21,655	$7,857	$31.48	$5.16

Note: The table above includes leasing results for enclosed properties for stores of 10,000 SF or less, also anchors and office leases are excluded. For open air properties, office leases are excluded. Only new leases and renewals with terms in excess of 12 months are included. These results include properties owned and managed at December 31, 2018. Accordingly, Towne West Square is no longer included in the noncore properties.

Average Base Rent PSF
	Base Minimum Rent PSF As of December 31,
	2018		2017
Core Enclosed Retail Properties	$27.81		$28.20
Open Air Properties	$13.82		$13.68
Total Core Portfolio	$21.86		$21.96

SUPPLEMENTAL INFORMATION | 11

RELEASING SPREADS
Washington Prime Group Inc.
For the trailing 12 months ended December 31, 2018

	Square Footage of Signings	New Rate PSF	Prior Rate PSF	Re-leasing Spread
				$	%

Open Air Properties:

New	182,401	$20.22	$19.71	$0.51	2.6%
Renewal	396,134	$18.93	$19.20	$(0.27)	-1.4%
All Deals	578,535	$19.34	$19.36	$(0.02)	-0.1%

Core Enclosed Retail Properties:

New	197,065	$37.63	$40.37	$(2.74)	-6.8%
Renewal	1,051,999	$36.65	$41.36	$(4.71)	-11.4%
All Deals	1,249,064	$36.80	$41.20	$(4.40)	-10.7%

Total Core Portfolio:

New	379,466	$29.26	$30.44	$(1.18)	-3.9%
Renewal	1,448,133	$31.80	$35.30	$(3.50)	-9.9%
All Deals	1,827,599	$31.27	$34.29	$(3.02)	-8.8%

Note: The Company's two noncore properties are excluded from these metrics.

SUPPLEMENTAL INFORMATION | 12

TOP 10 TENANTS
Washington Prime Group Inc.
As of December 31, 2018

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent

Signet Jewelers, Ltd.	Body by Pagoda, Gordon's Jewelers, Goodman Jewelers, Jared's, J.B. Robinson Jewelers, Kay Jewelers, Leroy's Jewelers, Mark's & Morgan, Piercing Pagoda, Plumb Gold, Rogers Jewelers, Silver and Gold Connection, Totally Pagoda, Zales Jewelers	136	187,020	0.3%	2.9%
L Brands, Inc.	Bath & Body Works, La Senza, Pink, Victoria's Secret, White Barn Candle	115	596,689	1.0%	2.7%
Footlocker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker, World Footlocker	85	364,908	0.6%	1.8%
Ascena Retail Group Inc.	Ann Taylor, Catherine's, Dress Barn, Justice, Lane Bryant, Loft, Maurice's	120	606,722	1.0%	1.7%
Genesco Inc.	Buckeye Corner, Buckeye Room, Cardboard Heroes, Hat World, Johnston & Murphy, Journeys, Journeys Kidz, Lids, Locker Room by Lids, The Hat Shack, Underground by Journeys	104	177,356	0.3%	1.3%
American Eagle Outfitters, Inc.	aerie, American Eagle	43	248,289	0.4%	1.2%
Luxottica Group	Apex, Lenscrafters, Oakley, Pearle Vision, Sunglass Hut, Watch Station	75	194,486	0.3%	1.2%
The Gap, Inc.	Athleta, Banana Republic, Banana Republic Outlet, Gap, Gap Kids, Gap Outlet, Intermix, Old Navy	34	385,689	0.7%	1.2%
The Finish Line, Inc.	Finish Line, JD Sports	36	208,143	0.4%	1.1%
Ulta Salon, Cosmetics & Fragrance, Inc.	Ulta Beauty	23	244,511	0.4%	1.0%

Anchor Stores (Ranked by Total GLA)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent	Number of WPG Owned Stores

Sears Holding Corporation *	Sears	35	4,913,785	8.4%	0.8%	17
JCPenney Company, Inc.	JCPenney	37	4,741,205	8.1%	1.1%	19
Macy's, Inc.	Macy's	26	4,579,870	7.9%	0.2%	5
Dillard's, Inc.	Dillard's	22	3,108,424	5.3%	0.1%	1
Target Corporation	Target, Super Target	11	1,520,830	2.6%	0.0%	1
Kohl's Corporation	Kohl's	13	1,186,302	2.0%	0.9%	10
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream, Golf Galaxy	17	1,020,114	1.8%	2.0%	15
Belk, Inc.	Belk, Belk for Her, Belk Home Store	11	879,058	1.5%	0.3%	7
Wal-Mart Stores, Inc.	Wal-Mart, Sam's Club	5	772,215	1.3%	0.1%	1
Best Buy Co. Inc.	Best Buy	16	708,102	1.2%	1.4%	15

* Seritage Growth Properties owns 11 anchor boxes in the portfolio, 9 of which are included above as they contribute towards operating expense reimbursements.
Note: Schedule above includes properties owned and managed at December 31, 2018. Accordingly, Towne West Square is excluded.

SUPPLEMENTAL INFORMATION | 13

LEASE EXPIRATIONS (1)
Washington Prime Group Inc.
As of December 31, 2018

Enclosed Retail Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	162	—	289,677	289,677	$—	$44.05	2.1%
2019	645	1,423,030	1,753,047	3,176,077	$2.78	$30.07	8.9%
2020	661	2,140,019	2,056,374	4,196,393	$4.37	$27.50	10.7%
2021	588	1,356,775	1,930,776	3,287,551	$6.37	$26.98	10.0%
2022	447	966,184	1,498,083	2,464,267	$6.10	$29.26	8.1%
2023	408	1,198,225	1,385,756	2,583,981	$8.97	$30.38	8.6%
2024	243	517,927	933,602	1,451,529	$7.77	$28.73	5.1%
2025	203	631,454	869,966	1,501,420	$10.20	$28.51	5.2%
2026	190	167,790	1,033,589	1,201,379	$7.82	$29.25	5.1%
2027	179	429,380	847,282	1,276,662	$7.98	$29.47	4.4%
2028	135	313,510	559,256	872,766	$12.10	$26.89	3.1%
2029 and Thereafter	58	821,960	408,191	1,230,151	$8.97	$25.51	2.8%
Specialty Leasing Agreements w/ terms in excess of 11 months	698	—	1,651,117	1,651,117	$—	$13.14	3.7%

Open Air Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	18	—	58,887	58,887	$—	$14.09	0.1%
2019	92	61,657	251,295	312,952	$6.90	$19.97	0.9%
2020	187	852,728	565,567	1,418,295	$12.36	$21.14	3.9%
2021	164	1,166,459	463,589	1,630,048	$9.03	$20.19	3.4%
2022	159	905,027	513,517	1,418,544	$10.06	$18.49	3.0%
2023	150	1,080,476	489,545	1,570,021	$10.63	$19.37	3.6%
2024	78	760,726	259,608	1,020,334	$9.35	$19.99	2.1%
2025	47	329,213	117,964	447,177	$12.65	$23.45	1.2%
2026	49	291,053	166,210	457,263	$13.81	$24.57	1.3%
2027	60	354,118	196,778	550,896	$8.91	$22.40	1.3%
2028	27	167,771	86,742	254,513	$15.89	$19.92	0.8%
2029 and Thereafter	15	185,937	68,220	254,157	$9.60	$21.87	0.6%
Specialty Leasing Agreements w/ terms in excess of 11 months	5	—	14,140	14,140	$—	$4.54	0.0%

(1) Does not consider the impact of renewal options that may be contained in leases, and this only considers landlord owned GLA. Schedule includes leases for properties owned and managed at December 31, 2018. Accordingly, leases at Towne West Square are excluded.

SUPPLEMENTAL INFORMATION | 14

CAPITAL EXPENDITURES
Washington Prime Group Inc.
(dollars in thousands)

	Consolidated Three Months Ended December 31, 2018	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended December 31, 2018	Consolidated Three Months Ended December 31, 2017	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended December 31, 2017

New Developments	$333	$—	$333	$1,076	$—	$1,076
Redevelopments, Renovations, and Expansions	$15,555	$3,223	$18,778	$14,387	$5,515	$19,902
Internal Leasing Costs	$4,674	$300	$4,974	$4,906	$238	$5,144

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$7,328	$1,412	$8,740	$6,839	$1,580	$8,419
Operational capital expenditures	14,173	729	14,902	13,243	715	13,958
Total Property Capital Expenditures	$21,501	$2,141	$23,642	$20,082	$2,295	$22,377

	Consolidated Twelve Months Ended December 31, 2018	Unconsolidated Joint Venture Proportionate Share	Total Twelve Months Ended December 31, 2018	Consolidated Twelve Months Ended December 31, 2017	Unconsolidated Joint Venture Proportionate Share	Total Twelve Months Ended December 31, 2017

New Developments	$1,435	$—	$1,435	$5,596	$618	$6,214
Redevelopments, Renovations, and Expansions (1)	$95,440	$20,089	$115,529	$66,325	$11,886	$78,211
Internal Leasing Costs	$17,658	$1,211	$18,869	$16,914	$1,126	$18,040

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$23,464	$5,867	$29,331	$26,919	$5,097	$32,016
Operational capital expenditures	37,052	2,050	39,102	35,377	2,230	37,607
Total Property Capital Expenditures	$60,516	$7,917	$68,433	$62,296	$7,327	$69,623

(1) The twelve months ended December 31, 2018 includes the acquisition, through a sale-leaseback, of four Sears department stores.

SUPPLEMENTAL INFORMATION | 15

REDEVELOPMENT PROJECTS
Washington Prime Group Inc.
As of December 31, 2018
(dollars in thousands)

Projects under construction or approved for construction with an estimated investment of $5 million or more
Property Name	City	St	Opportunity	Ownership %	Estimated Total Costs (1)(3)		Estimated Project Yield (1) (2)	WPG Costs Incurred to Date (3)		Estimated Completion (1)

Cottonwood Mall	Albuquerque	NM	Replace former Macy's store with new retailers to add Homelife Furniture and Mor for Less Furniture and other retail concepts including Hobby Lobby	100%	$20,000 - $22,000		6% - 7%	$16,082		2019

Dayton Mall	Dayton	OH	Replace former hhgregg with Ross Dress for Less and add new The RoomPlace home furnishings store in newly configured in-line space	100%	$8,000 - $10,000		10% - 12%	$1,342		2019

Fairfield Town Center	Houston	TX	Final phase of development to add 130,000 SF to add a theater, value fashion apparel as well as big box and small shop stores.	100%	$26,000 - $30,000		7% - 8%	$528		2020

Grand Central Mall	Parkersburg	WV	Replaced Elder-Beerman with H&M, replaced Toys R Us with Big Lots, replaced hhgregg with Ulta and Five Below, planned replacement of former Sears with big box retail	100%	$31,000 - $33,000		6% - 8%	$7,326		2020

Great Lakes Mall	Mentor	OH	Replacing former Dillard's store with Round 1 as well as additional dining options such as Outback Steakhouse. In addition, an outparcel building will be redeveloped to add a new Hobby Lobby store.	100%	$14,000 - $16,000		7% - 9%	$9,751		2019

Lincolnwood Town Center	Lincolnwood	IL	Replace former Carsons Pirie Scott with The RoomPlace	100%	$16,000 - $18,000		7% - 8%	$92		2019

Mall at Fairfield Commons, The	Beavercreek	OH	Replace Sears store with The RoomPlace and Round 1	100%	$14,000 - $16,000		9% - 11%	$160		2019

Outlet Collection | Seattle	Seattle	WA	Replace former Sam's Club with FieldhouseUSA, a community based multi-purpose indoor sports facility specializing in leagues, events and tournaments.	100%	$11,000 - $13,000		9% - 10%	$15		2020

Scottsdale Quarter (5)	Scottsdale	AZ	Ground-level retail in existing residential building; Retail and office tenants in mixed-use building; New residential and retail development on middle parcel.	51%	$59,800 - $69,800	(4)	7% - 8%	$46,863	(4)	2019

(1) Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.

(2) The project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment other than near-term renewals, although each project does benefit other aspects of the property. The incremental yield does not consider prior rent paid by bankrupt tenants and does include the impact of co-tenancy cures as applicable.

(3) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.
(4) Amounts shown represent 51% of the project spend.
(5) The new residential and retail units planned for development in the middle parcel have a completion date of 2019.

SUPPLEMENTAL INFORMATION | 16

DEPARTMENT STORE REPOSITIONING STATUS
Washington Prime Group Inc.
Plans as of December 31, 2018

Count	Property	City	Former Department Store	Owner	Closing Date	Planned Replacement	Status
1	Cottonwood Mall	Albuquerque, NM	Sears	Sears	Aug-18	Sears owns box	Evaluating Options
2	Grand Central Mall	Parkersburg, WV	Sears	Lease	Dec-18	Big box retail	Lease out for Signature
3	Lindale Mall	Cedar Rapids, IA	Younkers	Lease	Aug-18	Retail concepts	Active Planning
4	Longview Mall	Longview, TX	Sears	Lease	Jan-19	Big Box Retail	Pro-active termination, Active Planning
5	Mall at Fairfield Commons	Dayton, OH	Sears	Lease	Dec-18	The RoomPlace / Round1	Pro-active termination, Replacement leases executed
6	Mall at Fairfield Commons	Dayton, OH	Elder-Beerman	Lease	Aug-18	Retail concepts	Active Planning
7	Mall at Johnson City	Johnson City, TN	Sears	Lease		Big box retail	Active Planning
8	Markland Mall	Kokomo, IN	Carsons Pirie Scott	Lease	Aug-18	Retail concepts	Active Planning
9	Mesa Mall	Grand Junction, CO	Sears	Lease	Nov-18	Dillard's	Letter of Intent executed
10	Mesa Mall	Grand Junction, CO	Herberger's	Lease	Aug-18	Mixed use	Active Planning
11	Morgantown Mall	Morgantown, WV	Belk	Lease	Mar-18	Big box retail	Active Planning
12	Morgantown Mall	Morgantown, WV	Sears	Lease	Jan-19	Evaluating options	Evaluating Options
13	Morgantown Mall	Morgantown, WV	Elder-Beerman	Lease	Aug-18	Dunham's Sports	Lease out for Signature
14	Northtown Mall	Blaine, MN	Herberger's	Lease	Aug-18	Entertainment/Big box retail	Active Planning
15	Northwoods Mall	Peoria, IL	Sears	Sears		Sears owns box	Active Planning
16	Orange Park Mall	Orange Park, FL	Sears	Sears		Sears owns box	Evaluating Options
17	Pearlridge Center	Aiea, HI	Sears	Lease		Entertainment / Dining	Evaluating Options
18	Polaris Fashion Place	Columbus, OH	Sears	Lease	Scheduled close Mar-19	Mixed use	Pro-active termination, Development Partner selected
19	Port Charlotte Town Center	Port Charlotte, FL	Sears	Lease	Scheduled close Mar-19	Big box retail	Active Planning
20	Southern Hills Mall	Sioux City, IA	Sears	Lease	Scheduled close Mar-19	Retail concepts	Pro-active termination, Active Planning
21	Southern Hills Mall	Sioux City, IA	Younkers	Lease	Aug-18	Retail concepts	Active Planning
22	Southern Park Mall	Youngstown, OH	Sears	Lease	Jul-18	Big box retail	Pro-active termination, Active Planning
23	Southgate Mall	Missoula, MT	Herberger's	Lease	Aug-18	Dillard's	Letter of Intent executed
24	Southgate Mall	Missoula, MT	Herberger's Men	Lease	Aug-18	Dining	Active Planning
25	Town Center Aurora	Aurora, CO	Sears	Lease		Mixed use	Pro-active termination, Active Planning
26	Weberstown Mall	Stocktown, CA	Sears	Ground lease		Mixed use	Active Planning
27	WestShore Plaza	Tampa, FL	Sears	Lease	Scheduled close Mar-19	Mixed use	Pro-active termination, Obtaining Entitlements
28	Whitehall Mall	Whitehall, PA	Sears	Lease		Big box and small shop retail	Active Planning

Note that the Company plans to spend between $300M to $350M to redevelop these 28 department store locations over the next three to five years.

SUPPLEMENTAL INFORMATION | 17

PROPERTY INFORMATION
Washington Prime Group Inc.
As of December 31, 2018

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Anderson Mall	SC	Anderson	100%	670,772	315,583	355,189	12/01/22	4.61%	Fixed	$17,891	$17,891
Arbor Hills	MI	Ann Arbor	51%	87,487	87,487	0	01/01/26	4.27%	Fixed	$24,660	$12,577
Arboretum, The	TX	Austin	51%	195,331	195,331	0	06/01/27	4.13%	Fixed	$59,400	$30,294
Ashland Town Center	KY	Ashland	100%	437,284	331,494	105,790	07/06/21	4.90%	Fixed	$36,824	$36,824
Bowie Town Center	MD	Bowie (Wash, D.C.)	100%	571,483	270,185	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	1,101,881	590,327	511,554
Brunswick Square	NJ	East Brunswick (New York)	100%	760,998	289,702	471,296	03/01/24	4.80%	Fixed	$71,154	$71,154
Charlottesville Fashion Square	VA	Charlottesville	100%	578,063	354,359	223,704	04/01/24	4.54%	Fixed	$46,099	$46,099
Chautauqua Mall	NY	Lakewood	100%	432,931	427,955	4,976
Chesapeake Square Theater	VA	Chesapeake (VA Beach)	100%	42,248	42,248	0
Clay Terrace	IN	Carmel (Indianapolis)	100%	577,601	558,725	18,876
Cottonwood Mall	NM	Albuquerque	100%	1,051,847	571,618	480,229	04/06/24	4.82%	Fixed	$97,203	$97,203
Dayton Mall	OH	Dayton	100%	1,443,039	771,258	671,781	09/01/22	4.57%	Fixed	$80,421	$80,421
Edison Mall	FL	Fort Myers	100%	1,039,126	556,833	482,293
Grand Central Mall	WV	Parkersburg	100%	758,513	752,005	6,508	07/06/20	6.05%	Fixed	$39,598	$39,598
Great Lakes Mall	OH	Mentor (Cleveland)	100%	1,232,642	634,458	598,184
Indian Mound Mall	OH	Newark	100%	556,746	384,085	172,661
Irving Mall	TX	Irving (Dallas)	100%	1,052,013	488,468	563,545
Jefferson Valley Mall	NY	Yorktown Heights (New York)	100%	580,871	415,179	165,692
Lima Mall	OH	Lima	100%	743,872	544,050	199,822
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100%	422,847	422,846	1	04/01/21	4.26%	Fixed	$48,662	$48,662
Lindale Mall	IA	Cedar Rapids	100%	723,666	476,836	246,830
Longview Mall	TX	Longview	100%	653,171	347,074	306,097
Malibu Lumber Yard	CA	Malibu	51%	31,514	31,514	0
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,045,249	863,765	181,484
Mall at Johnson City, The	TN	Johnson City	51%	567,892	567,892	0	05/06/20	6.76%	Fixed	$49,050	$25,016
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	905,960	323,480	582,480
Markland Mall	IN	Kokomo	100%	381,625	355,900	25,725
Melbourne Square	FL	Melbourne	100%	723,654	419,744	303,910
Mesa Mall	CO	Grand Junction	100%	873,311	430,607	442,704
Morgantown Mall	WV	Morgantown	100%	555,350	555,350	0
Muncie Mall	IN	Muncie	100%	641,821	387,995	253,826	04/01/21	4.19%	Fixed	$33,876	$33,876
New Towne Mall	OH	New Philadelphia	100%	505,223	505,223	0
Northtown Mall	MN	Blaine	100%	644,735	644,735	0
Northwoods Mall	IL	Peoria	100%	649,408	337,279	312,129
Oak Court Mall	TN	Memphis	100%	847,127	361,310	485,817	04/01/21	4.76%	Fixed	$36,998	$36,998
Oklahoma City Properties	OK	Oklahoma City	51%	312,692	310,446	2,246	06/01/27	3.90%	Fixed	$52,779	$26,917
							01/01/23	5.00%	Variable	$12,981	$6,620
Orange Park Mall	FL	Orange Park (Jacksonville)	100%	959,146	555,966	403,180
Outlet Collection | Seattle, The	WA	Seattle	100%	923,331	923,331	0
Paddock Mall	FL	Ocala	100%	548,147	317,590	230,557
Pearlridge Center	HI	Aiea	51%	1,297,814	1,244,537	53,277	06/01/25	3.53%	Fixed	$225,000	$114,750
							05/01/25	4.07%	Fixed	$43,200	$22,032
Polaris Fashion Place	OH	Columbus	51%	1,571,346	933,831	637,515	03/01/25	3.90%	Fixed	$225,000	$114,750
							03/01/25	4.46%	Fixed	$15,500	$7,905
Port Charlotte Town Center (3)	FL	Port Charlotte	100%	777,246	493,037	284,209	11/01/20	5.30%	Fixed	$42,196	$42,196
Rolling Oaks Mall	TX	San Antonio	100%	883,336	287,028	596,308

SUPPLEMENTAL INFORMATION | 18

PROPERTY INFORMATION
Washington Prime Group Inc.
As of December 31, 2018

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Scottsdale Quarter	AZ	Scottsdale	51%	724,804	724,804	0	06/01/25	3.53%	Fixed	$165,000	$84,150
							04/01/27	4.36%	Fixed	$55,000	$28,050
Seminole Towne Center	FL	Sanford (Orlando)	7%	1,109,945	596,654	513,291	05/06/21	5.97%	Fixed	$53,603	$3,624
Southern Hills Mall	IA	Sioux City	100%	794,010	672,670	121,340
Southern Park Mall	OH	Youngstown	100%	1,202,768	1,007,204	195,564
Southgate Mall	MT	Missoula	100%	630,811	436,278	194,533	09/27/23	4.48%	Fixed	$35,000	$35,000
Sunland Park Mall	TX	El Paso	100%	927,305	332,368	594,937
Town Center at Aurora	CO	Aurora (Denver)	100%	1,080,995	494,497	586,498	04/01/21	4.19%	Fixed	$52,250	$52,250
Town Center Crossing & Plaza	KS	Leawood	51%	670,455	533,894	136,561	02/01/27	4.25%	Fixed	$33,647	$17,160
							02/01/27	5.00%	Fixed	$67,978	$34,669
Towne West Square (4)(5)	KS	Wichita	100%				06/01/21	5.61%	Fixed	$45,205	$45,205
Waterford Lakes Town Center	FL	Orlando	100%	965,765	691,265	274,500
Weberstown Mall	CA	Stockton	100%	859,071	264,251	594,820	06/08/21	4.25%	Variable	$65,000	$65,000
West Ridge Mall (4)(6)	KS	Topeka	100%	1,013,982	409,871	604,111	03/06/24	7.84%	Fixed	$39,945	$39,945
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,216,695	444,003	772,692	04/01/24	4.65%	Fixed	$78,375	$78,375
WestShore Plaza	FL	Tampa	100%	1,075,486	847,024	228,462
Enclosed Retail Properties Total				43,632,451	28,133,449	15,499,002				$1,949,495	$1,395,211

Open Air Properties
Bloomingdale Court	IL	Bloomingdale (Chicago)	100%	697,088	385,543	311,545
Bowie Town Center Strip	MD	Bowie (Wash, D.C.)	100%	106,636	40,974	65,662
Canyon View Marketplace	CO	Grand Junction	100%	199,815	43,053	156,762	11/06/23	5.47%	Fixed	$5,215	$5,215
Charles Towne Square	SC	Charleston	100%	71,794	71,794	0
Chesapeake Center	VA	Chesapeake (Virginia Beach)	100%	279,581	128,972	150,609
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	250,704	226,907	23,797	11/01/23	4.82%	Fixed	$16,000	$16,000
Countryside Plaza	IL	Countryside (Chicago)	100%	403,455	203,994	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,613	109,094	59,519
DeKalb Plaza	PA	King of Prussia (Philadelphia)	100%	101,915	44,095	57,820
Empire East	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	249,488	245,999	3,489
Fairfield Town Center	TX	Houston	100%	364,469	185,469	179,000
Forest Plaza	IL	Rockford	100%	433,816	413,519	20,297	10/10/19	7.50%	Fixed	$15,588	$15,588
Gaitway Plaza (3)	FL	Ocala	96%	196,812	196,012	800
Gateway Centers	TX	Austin	51%	513,987	404,984	109,003	06/01/27	4.03%	Fixed	$112,500	$57,375
Greenwood Plus	IN	Greenwood (Indianapolis)	100%	155,319	146,091	9,228
Henderson Square	PA	King of Prussia (Philadelphia)	100%	107,371	53,615	53,756
Keystone Shoppes	IN	Indianapolis	100%	36,457	36,457	0
Lake Plaza	IL	Waukegan (Chicago)	100%	215,590	124,961	90,629
Lake View Plaza	IL	Orland Park (Chicago)	100%	367,369	309,116	58,253
Lakeline Plaza	TX	Cedar Park (Austin)	100%	386,229	355,792	30,437	10/10/19	7.50%	Fixed	$14,604	$14,604
Lima Center	OH	Lima	100%	233,878	173,878	60,000
Lincoln Crossing	IL	O'Fallon (St. Louis)	100%	303,526	98,061	205,465
MacGregor Village	NC	Cary	100%	139,520	139,520	0
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,774	317,639	123,135	10/06/22	4.28%	Fixed	$22,208	$22,208
Markland Plaza	IN	Kokomo	100%	90,527	80,977	9,550
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Matteson Plaza	IL	Matteson (Chicago)	100%	273,836	182,436	91,400
Muncie Towne Plaza	IN	Muncie	100%	171,621	171,621	0	10/10/19	7.50%	Fixed	$6,071	$6,071

SUPPLEMENTAL INFORMATION | 19

PROPERTY INFORMATION
Washington Prime Group Inc.
As of December 31, 2018

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Open Air Properties
North Ridge Shopping Center	NC	Raleigh	100%	171,489	166,089	5,400	12/01/22	3.41%	Fixed	$11,764	$11,764
Northwood Plaza	IN	Fort Wayne	100%	204,956	76,727	128,229
Palms Crossing	TX	McAllen	51%	389,618	389,618	0	08/01/21	5.49%	Fixed	$34,110	$17,396
Plaza at Buckland Hills, The	CT	Manchester	100%	321,328	210,429	110,899
Richardson Square	TX	Richardson (Dallas)	100%	516,100	40,187	475,913
Rockaway Commons	NJ	Rockaway (New York)	100%	238,970	229,082	9,888
Rockaway Town Plaza	NJ	Rockaway (New York)	100%	306,436	73,154	233,282
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	186,283	175,330	10,953
Shops at Arbor Walk, The	TX	Austin	51%	309,064	280,315	28,749	08/01/21	5.49%	Fixed	$38,552	$19,662
Shops at North East Mall, The	TX	Hurst (Dallas)	100%	365,039	365,039	0
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	391,325	329,483	61,842
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
University Center	IN	Mishawaka	100%	150,441	100,441	50,000
University Town Plaza	FL	Pensacola	100%	565,538	216,194	349,344
Village Park Plaza	IN	Carmel (Indianapolis)	100%	517,948	290,009	227,939
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	0
West Ridge Plaza (6)	KS	Topeka	100%	253,086	98,593	154,493	03/06/24	7.84%	Fixed	$9,986	$9,986
West Town Corners (3)	FL	Altamonte Springs (Orlando)	100%	383,220	234,602	148,618
Westland Park Plaza (3)	FL	Orange Park (Jacksonville)	100%	163,259	163,259	0
White Oaks Plaza	IL	Springfield	100%	398,077	241,731	156,346	10/10/19	7.50%	Fixed	$12,143	$12,143
Whitehall Mall	PA	Whitehall	100%	603,475	588,601	14,874
Wolf Ranch	TX	Georgetown (Austin)	100%	632,246	420,060	212,186
Open Air Properties Total				14,572,260	9,977,810	4,594,450				$298,741	$208,012

Total				58,204,711	38,111,259	20,093,452				$2,248,236	$1,603,223	(7)

Footnotes:
(1) Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.
(2) Assumes full exercise of available extension options.
(3) WPG receives approximately 96%-100% of the economic benefit of property due to performance or advance, although legal ownership is less than 100%. Legal ownership is as follows: Port Charlotte Town Center (80%); Gaitway Plaza (88.2%); West Town Corners (88.2%); and Westland Park Plaza (88.2%).

(4) Noncore property.
(5) While the Company still owns the property, the special servicer has transferred management to a third party during the third quarter of 2018 and the loan is in default. Accordingly, operating metrics are excluded for this property.

(6) The borrower is in default on the loan and is in discussions with the loan servicer.
(7) Our share of the joint venture debt excludes the $2.1 million indirect 12.5% ownership interest in another real estate project.

SUPPLEMENTAL INFORMATION | 20

NON-GAAP PRO-RATA FINANCIAL INFORMATION

The pro-rata financial information presented on pages 22 and 23 is not, and is not intended to be, a presentation in accordance with GAAP. The non-GAAP pro-rata financial information aggregates the Company’s proportionate economic ownership of each unconsolidated asset in the property portfolio that the Company does not wholly own. The amounts in the column labeled ‘‘WPG’s Share of Unconsolidated Entities’’ were derived on a per property or entity basis by applying to each line item the ownership percentage interest used to arrive at the Company’s share of the operations for the period consistent with the application of the equity method of accounting to each of the unconsolidated joint ventures.

The Company does not control the unconsolidated joint ventures and the presentations of the assets and liabilities and revenues and expenses do not represent the Company’s legal claim to such items.

The Company provides pro-rata financial information because it is believed to assist investors and analysts in estimating the economic interest in our unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.

SUPPLEMENTAL INFORMATION | 21

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	Three Months Ended December 31, 2018	Twelve Months Ended December 31, 2018
	WPG's Share of Unconsolidated Entities	WPG's Share of Unconsolidated Entities

Revenue:
Minimum rent	$20,756	$81,864
Overage rent	1,209	2,630
Tenant reimbursements	8,315	33,185
Other income	554	2,682
Total revenues	30,834	120,361

Expenses:
Property operating	(6,510)	(24,310)
Real estate taxes	(3,446)	(14,228)
Advertising and promotion	(509)	(1,449)
Total recoverable expenses	(10,465)	(39,987)
Depreciation and amortization	(11,604)	(47,932)
Provision for credit losses	(482)	(996)
General and administrative	—	(67)
Ground rent	(1,579)	(6,269)
Total operating expenses	(24,130)	(95,251)

Interest expense, net	(6,094)	(24,449)
Proceeds from sale of property	535	297
Income and other taxes	(294)	(417)
Income from unconsolidated entities, net	$851	$541

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity in each amount indicated, but it should be noted that the company does not control the unconsolidated entities.

SUPPLEMENTAL INFORMATION | 22

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - BALANCE SHEET
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

December 31, 2018 WPG's Share of Unconsolidated Entities
Assets:
Investment properties at cost	$1,165,809
Construction in progress	9,646
1,175,455
Less: accumulated depreciation	191,089
984,366

Cash and cash equivalents	18,252
Tenant receivables and accrued revenue, net (see below)	15,821
Deferred costs and other assets (see below)	73,142
Total assets	$1,091,581

Liabilities and members' equity:
Mortgage notes payable	$627,885
Accounts payable, accrued expenses, intangibles, and deferred revenues (see below)	67,467
Total liabilities	695,352
Members' equity	396,229
Total liabilities and members' equity	$1,091,581

Supplemental Balance Sheet Detail:

Tenant receivables and accrued revenue, net:
Straight-line receivable	$9,446
Tenant receivable	5,872
Allowance for doubtful accounts, net	(1,440)
Unbilled receivables and other	1,943
Total	$15,821

Deferred costs and other assets:
Deferred leasing, net	$14,238
In place lease intangibles, net	23,650
Acquired above market lease intangibles, net	23,071
Mortgage and other escrow deposits	9,561
Prepaids, notes receivable and other assets, net	2,622
Total	$73,142

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$29,896
Below market leases, net	29,270
Other	8,301
Total	$67,467

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity, but it should be noted that the company does not control the unconsolidated entities.

SUPPLEMENTAL INFORMATION | 23

GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDAre
Net income (loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and adjustments related to pro-rata share of unconsolidated entities. The calculation is consistent with the definition published by The National Association of Real Estate Investment Trusts ("NAREIT") in a white paper issued in September 2017.

- Funds from operations (FFO)
Funds From Operations ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies. NAREIT defines FFO as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.

- Funds from operations, as adjusted (AFFO)	AFFO is calculated by adjusting FFO as defined above for non-recurring items such as merger costs, non-recurring debt fee amortization charges, gain on debt extinguishment and similar items.
- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)
Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income, sales from outparcels, material insurance proceeds, and other noncash items such as straight-line rent and fair value adjustments.

- Occupancy
Occupancy is the percentage of total owned square footage ("GLA") which is leased as of the last day of the reporting period for tenants with terms of a year or more. For enclosed retail properties, all company owned space except for anchors, majors, office and outlots are included in the calculation. For open air properties, all owned GLA other than office are included in the calculation.

- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.
- Re-leasing spread
Re-leasing Spread is a ‘‘same space’’ measure that compares initial rent for new deals on individual spaces to expiring rents for prior tenants. For enclosed retail properties, majors, freestanding and office tenants are excluded. For open air properties, office tenants are excluded. The new rent is the weighted average of the initial cash Total Rent PSF for spaces leased during the trailing twelve month period, and includes new leases and existing tenant renewals and relocations (including expansions and downsizings). The prior rent is the weighted average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants as long as the opening and closing dates are within 24 months of one another.

- Sales PSF	Trailing twelve-month sales for in-line stores of 10,000 SF or less. Excludes freestanding stores and specialty tenants.

SUPPLEMENTAL INFORMATION | 24